UNITED STATES

               SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C.  20549



                            FORM 8-K

                         Current Report

                 Pursuant to Section 13 or 15(d)

             Of the Securities Exchange Act of 1934



 Date of report (Date of earliest event reported):  January 18, 2000



                    HOMESTAKE MINING COMPANY
     (Exact name of registrant as specified in its charter)



      Delaware               1-8736              94-2934609
  (State or other       (Commission File      (I.R.S. Employer
    jurisdiction            Number)            Identification
 of incorporation)                                 Number)


  650 California Street, San Francisco, California  94108-2788
      (Address of principal executive offices)  (Zip Code)



 Registrant's telephone number, including area code:  (415) 981-8150
                    http://www.homestake.com


Item 5. Other

     This Form 8-K is submitted to file the documents listed below in the Exhibit Index.



Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

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7(c)           Exhibits

Exhibit 10.41  Consulting Agreement between McClintock Associates
               Pty Limited and Plutonic Resources Limited, composite as amended September 24, 1999.

Exhibit 10.42  Amended 1999 Executive Supplemental Retirement
               Plan of Homestake Mining Company, effective April 1, 1999, amended as of September 1, 1999.

Exhibit 10.43  1999 Change of Control Severance Plan of Homestake
               Mining Company (alternative I, applicable to persons who were participants in the Change of Control
               Severance Plan prior to May, 1998).

Exhibit 10.44  1999 Change of Control Severance Plan of Homestake
               Mining Company (alternative II, applicable to persons who became participants in the Change of Control
               Severance Plan after May, 1998).

Exhibit 10.45  First Amendment to the Retirement Plan for Outside
               Directors of Homestake Mining Company, dated as of January 6, 2000.

Exhibit 10.46  Amended Form of Stock Option Agreement under the
               1996 Plan.

Exhibit 10.47 Amended Form of Performance Based Share Agreement under the 1996 Plan - 1997 Grants.

Exhibit 10.48 Amended Form of Performance Based Share Agreement under the 1996 Plan - 1998 Grants.

Exhibit 10.49 Amended Form of Performance Based Share Agreement under the 1996 Plan - 1999 Grants.

Exhibit 10.50 Amended Form of Bonus Stock Program Agreement under the 1996 Plan.

Exhibit 10.51  Amended Form of Matching Stock Agreement under the
               1996 Plan.


                            SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  January 18, 2000


                    HOMESTAKE MINING COMPANY
                          (Registrant)

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                                   By:/s/ David W. Peat
                                      David W. Peat
                                      Vice President and Controller








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